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                         FORM OF STOCK OPTION AGREEMENT
                                FOR THE GRANT OF
                      NON-QUALIFIED STOCK OPTIONS UNDER THE
                      INTERNATIONAL SHIPHOLDING CORPORATION
                              STOCK INCENTIVE PLAN

     THIS AGREEMENT is effective as of _____________ by and between International Shipholding Corporation, a Delaware corporation ("the Company"), and ____________ ("Optionee").

     WHEREAS Optionee is a key employee of the Company and the Company considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company by possessing an option to purchase shares of the common stock of the Company, $1.00 par value per share (the "Common Stock") in accordance with the International Shipholding Corporation Stock Incentive Plan (the "Plan"), which was adopted by the Board of Directors and approved by the stockholders.

     NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

                                       I.

                                 Grant of Option

     The Company hereby grants to Optionee effective ___________ (the "Date of Grant"), the right, privilege and option to purchase _____________ shares of Common Stock (the "Option") at an exercise price of ________ per share (the "Exercise Price"). The Option is a non-qualified stock option and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                       II.

                                Time of Exercise

     2.1 Subject to the provisions of the Plan and the other provisions of this Agreement, the Optionee shall be entitled to exercise his Option at any time beginning on the date hereof and ending on ________________.

     2.2 If Optionee's employment is terminated, other than as a result of death, disability or retirement on or after reaching age 65 or early retirement with the approval of the Board of Directors, the Option must be exercised within 30 days of the date on which Optionee ceases to be an employee.


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     2.3 If an Optionee ceases to be an employee because of disability within the meaning of Section 22(e)(3) of the Code or retirement, as described in
Section 2.2, the Option must be exercised within one year from the date on which Optionee ceases to be an employee, but in no event later than ____________.

     2.4 In the event of Optionee's death, the Option must be exercised by his estate, or by the person to whom such right devolves from him by reason of his death within one year from the date of death, but in no event later than
___________.

                                      III.

                          Method of Exercise of Option

     Optionee may exercise all or a portion of the Option by delivering to the Company a signed written notice of his intention to exercise the Option, specifying therein the number of shares to be purchased, and accompanied by payment of the exercise price as provided in the Plan. Upon receiving such notice and payment, the appropriate officer of the Company shall cause the transfer of title of the shares purchased to Optionee on the Company's stock records and cause to be issued to Optionee a stock certificate for the number of shares being acquired. Optionee shall not have any rights as a shareholder until the stock certificate is issued to him.

                                       IV.

                       No Contract of Employment Intended

     Nothing in this Agreement shall confer upon Optionee any right to continue in the employ of the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate Optionee's employment relationship with the Company or any of its subsidiaries at any time.

                                       V.

                                 Binding Effect

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and successors.


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                                       VI.

                               Non-Transferability

     The Option granted hereby may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution and shall not be subject to execution, attachment or similar process.

                                      VII.

                             Inconsistent Provisions

     The Option granted hereby is subject to the provisions of the Plan as in effect on the date hereof and as it may be amended. In the event any provision of this Agreement conflicts with such a provision of the Plan, the Plan provision shall control.


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